LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE FUNDAMENTAL VALUE FUND

SUPPLEMENT DATED MARCH 1, 2010

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 28, 2010

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Prospectus and Statement of Additional Information.

Effective March 1, 2010, the Legg Mason ClearBridge Fundamental Value Fund will be renamed the Legg Mason ClearBridge Fundamental All Cap Value Fund.

There will be no change in the fund’s investment objective or investment policies as a result of the name change.

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